                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 27, 1997
                                                 -------------------------------


                      FIRST UNION STUDENT LOAN TRUST 1997-1
             (Exact name of registrant as specified in its charter)



Delaware                             333-26405                       56-0900030
(State or other jurisdiction        (Commission                   (IRS Employer
of incorporation)                  File Number)             Identification No.)

                  c/o First Union National Bank, Administrator
         301 South College Street, Charlotte, North Carolina 28288-1075
         --------------------------------------------------------------
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code   (704) 383-6955
                                                     ---------------------------

       c/o The First National Bank of Chicago, as Eligible Lender Trustee
             One First National Plaza, Suite 0126, Chicago, IL 60607

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 5. Other Events.

On October 27, 1997 (the "Distribution Date"), the First Union Student Loan Trust 1997-1 (the "Trust") made its regular quarterly distribution of funds to holders of the Trust's Floating Rate Class A-1 Asset Backed Notes, Floating Rate Class A-2 Asset Backed Notes and Floating Rate Asset Backed Certificates. The Noteholders'/Certificateholders' Statement was distributed to the Certificateholders and Noteholders, as of the business day prior to the Distribution Date (the "Record Date"), and is filed herewith as an exhibit to this Form 8-K.

In reliance upon certain no-action letters, including a letter dated November 2, 1993, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the Society Student Loan Trust 1993-A, the Trust is hereby filing the Certificateholders'/Noteholders' Statement reflecting the Trust's activities for the period ending September 30, 1997, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

                  99.      First Union Student Loan Trust 1997-1,
                           Noteholders'/Certificateholders' Statement for
                           October 27, 1997 Distribution Date (Filed herewith).





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                                   SIG6NATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST UNION STUDENT LOAN TRUST 1997-1

                              By: First Union National Bank, as Administrator


                                   By: /s/  Mary Therese Whittaker
                                      -------------------------------------
                                   Name: Mary Therese Whittaker
                                   Title: Vice President


Dated: December  22, 1997



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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT

Date of Report                                          Commission File Number
October 27, 1997                                                     333-26405


                      FIRST UNION STUDENT LOAN TRUST 1997-1

                                  EXHIBIT INDEX


Exhibit No.                          Exhibit Description
-----------                          -------------------

     99. First Union Student Loan Trust 1997-1, Noteholders'/Certificateholders' Statement for October 27, 1997 Distribution Date (Filed herewith).